3Q 2023 INVESTOR PRESENTATION November 7, 2023

DISCLAIMER 2 Forward-Looking Statements and Other Information This press release may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, our business strategies, including the Vision 2025 plan, including our expanded productivity program, our progress toward run-rate profitability, our HELOC product, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect," "plan," "intend," "estimate," “project,” or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could." These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including but not limited to, the following: our ability to achieve the expected benefits of our Vision 2025 plan and the success of our cost-reduction initiatives, such as the expanded productivity program; our ability to achieve run-rate profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including increases in interest rate levels; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non-GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), Adjusted Diluted Earnings (Loss) Per Share (if dilutive), and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs and related hedging gains and losses as they add volatility and are not indicative of the Company’s operating performance or results of operation. We also exclude stock-based compensation expense, which is a non-cash expense, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense)”, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non- funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. Adjustments to Diluted Weighted Average Shares Outstanding assumes the pro forma conversion of weighted average Class C shares to Class A common stock. These non-GAAP measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

3 THIRD QUARTER FACT SHEET Financial Operational • Originations: $6.1 billion in funded volume, in line with third quarter 2023 guidance • Total Revenue: $265.7 million on $5.7 billion of pull-through weighted lock volume • Total Expenses: Decreased by $25.0 million, or 8% from the second quarter of 2023, across almost all expense categories • Liquidity: Unrestricted cash and equivalents of $717.2 million vs. $719.1 million at end of second quarter of 2023; undrawn borrowing capacity totaling $3.8 million at quarter-end • Servicing: Increased UPB to $144.0 billion at end of quarter, compared to $142.5 billion in Q2 ’23 • Continued progress towards our Vision 2025 strategy to address current and anticipated market conditions and position company for long-term value creation o Announced $120 million cost savings initiative, $100 million of which non-volume related ▪ Savings primarily consisting of non-headcount related: vendor contract terminations/renegotiation, optimized marketing spend, lower corporate real estate costs ▪ Remainder are FTE reductions and organization related o Headcount: Reduced headcount to 4,532 from 4,683 since the end of the second quarter 2022 • Purchase Mix: 71% of total Originations compared to 73% in second quarter 2023 • Organic Refinance Consumer Direct Recapture Rate(1): Increased to 71% for the quarter compared to 68% in second quarter 2023 • Unit Market Share: 1.8% in third quarter 2023 vs. 1.7% in second quarter 2023. (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available.

4 VISION 2025 PLAN SIGNIFICANT PROGRESS EXECUTING VISION 2025 OBJECTIVES Focus on Purchase Transactions and Serving Diverse Communities • Named by The Wall Street Journal as the “Best Mortgage Lender for First- Time Buyers,” validating our mission of purpose- driven lending to the increasingly diverse communities comprising first-time homebuyers • Launched “accessZERO” program to make homeownership more accessible by offering up to five percent in downpayment assistance • Quarterly non-volume related expenses decreased $18.7 million, since the second quarter of 2023 (3rd quarter expenses include Vision 2025 charges of $2.5 million(1) and $2 million related to the expected settlement of litigation) • Since the launch of Vision 2025 in the second quarter of 2022, we have reduced our total quarterly expenses by approximately 45% Aggressively Right-Size Cost Structure • Strong HELOC performance expected to give efficient access to home equity in as little as seven days • Continued investment in our in-house servicing business to complement our origination strategy and serve customers through the entire mortgage journey • 47 Retail LOs were named to the Scotsman Guide for Top Originators Execute Growth Generating Initiatives • Streamline organizational structure to better position the company for the rapidly evolving mortgage market and enhance quality and effectiveness • Increase share of lending for purchase transactions, while achieving top- quartile quality, increasing automation, and achieving operating leverage Optimize Organizational Structure (1) Vision 2025 charges included $1.2 million of professional services fees, $0.8 million of personnel related expenses and $0.5 million of lease and other asset impairment charges.

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS President and CEO Jeff WalshDavid Hayes Dan Binowitz Jeff DerGurahian Chief Administrative Officer President, LDI Mortgage Town & Country Credit Corp. Chief Investment Officer and Head Economist TJ Freeborn Chief Information Officer George Brady Frank Martell Managing Director Operations & Servicing 5 Gregg Smallwood Chief Legal Officer, Corporate Secretary Joe Grassi Chief Risk Officer Darren Graeler Chief Accounting Officer Melanie Graper Chief Human Resources Officer Chief Financial Officer

$35 $33 $45 $101 $137 $54 $24 2.0% 2.0% 2.0% 2.5% 3.4% 2.4% 1.4% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 20 40 60 80 100 120 140 2017 2018 2019 2020 2021 2022 LTM Q3'23 loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to LTM Q3’23 Origination CAGR: 24%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 10/15/2023 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 & Beyond 2022 + • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioning the Company for long term value creation • Purpose driven sustainable lending • Simplifying operational structure and increasing operating leverage • Maintaining strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC $1.8 6 Title Insurance Escrow Services Homeowners Insurance First Mortgage HELOC $1.6

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) MBA as of 10/15/2023 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 Purchase Mix % : 31% 26% ($ in billions) Total Market Share (%) 2.4% 2.8% 3.4% 19% 3.3% 30% 34% 3.4% 3.3% 34% 37% 3.1% 59% 2.4% 2.1% 70% 1.6% 76% 1.5% 71% 1.4% 73% $36 $36 $33 $30 $30 $23 $20 $12 $9 $4 $5 $6 $6 $27 $37 $41 $34 $32 $29 $22 $16 $10 $6 $5 $6 $6 372 346 369 264 299 281 213 150 203 221 226 285 293 - 50 100 150 200 250 300 350 400 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 71% 1.4%

Historical expenses in bps of funded mortgage volume HISTORICAL COST STRUCTURE COMPARISON 8 338 bps 295 bps 428 bps Total Revenue (bps funded volume): Pre-tax Net Income (bps funded volume): (31) bps 7 bps 200 bps Salary Expense Marketing and Advertising Expense Direct Origination Expense (incl. Investor Fees) Servicing Expense Other G&A 272 bps 49 bps Commission Expense 234 bps (128) bps 2023 YTD Expenses to Note: • $6.2 million of severance payments • $3.5 million of lease and other asset impairment charges • $2.1 million of Vision 2025 related professional services fees • $9.6 million of accruals for expected legal settlements • YTD Total Expenses of $21.4 million (~12 bps) 431 bps (118) bps 129 96 78 72 125 180 78 73 74 68 66 74 58 41 26 34 44 60 25 21 12 14 22 29 15 9 8 7 10 11 64 48 29 27 94 194 369 bps 288 bps 228 bps 223 bps 362 bps 549 2018 2019 2020 2021 2022 YTD '23

HISTORICAL SERVICING PORTFOLIO TREND 9 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination. Excludes HELOC. Total Serv Exp$ to Avg. UPB $, bps: 56% 69% 2.4 61% 65% 2.0 Portfolio @ 9/30/23(3) W.A. Coupon 3.37% W.A. FICO (3) 738 W.A. LTV 72% W.A. Life (Mths) 25.3 DQ Rate 60D+ 0.9% 90D+ 0.8% Composition GSE 65.6% Gov’t/EBO 27.5% Other 6.9% 61% 67% 1.7 65% 68% 1.7 67% 71% 2.0 $140 $141 $142 $142 $144 144 143 142 141 143 - 20 40 60 80 100 120 140 $130 $132 $134 $136 $138 $140 $142 $144 $146 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 UPB $ MSR FV, bps

Liquidity / Total Assets $1,144 $864 $798 $719 $717 $7 $29 $4 $2 $4 $1,151 $893 $802 $721 $721 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Unrestricted Cash Unused Lines STRONG LIQUIDITY AND BALANCE SHEET Note: Please see Appendix for Non-GAAP Reconciliation 10 Liquidity Overview ($M) Debt Obligations, net to Total Equity MSR FV / Total Equity 1.9x 2.2x 2.4x 2.5x 2.7x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2.1x 2.5x 2.7x 2.8x 2.9x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23

11 Q4 2023 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $3.8 $5.8 Origination Volume ($bn) $4.0 $6.0 Pull-through Weighted GOS Margin, bps 240 280 Current Market Conditions • Higher interest rates adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and HELOC products • Higher interest rates resulting in little incentive for rate and term refinance • Sharper focus on industry consolidation, driven primarily by headcount reductions and competitor exits to shed excess capacity given lower industry volume expectations *Q4 2023 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures

APPENDIX: FINANCIALS AND GAAP TO NON- GAAP RECONCILIATIONS

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 13 $ in MM except units and % 3Q ’23 2Q ‘23 3Q ‘22 3Q’23 vs 2Q’23 3Q’23 vs 3Q’22 Cash and cash equivalents $717.2 $719.1 $1,143.9 (0.3%) (37.3%) Loans held for sale, at fair value 2,070.7 2,256.6 2,692.8 (8.2%) (23.1%) Servicing rights, at fair value 2,053.4 2,012.0 2,030.0 2.1% 1.1% Total assets 6,078.5 6,203.5 7,378.5 (2.0%) (17.6%) Warehouse and other lines of credit 1,897.9 2,046.2 2,529.4 (7.2%) (25.0%) Total liabilities 5,309.6 5,406.2 6,300.0 (1.8%) (15.7%) Total equity 768.9 797.3 1,078.5 (3.6%) (28.7%) Servicing portfolio (unpaid principal balance) $ 143, 959.7 $142,479.9 $ 139,709.6 1.0% 3.0% Total servicing portfolio (units) 490,191 482,266 463,471 1.6% 5.8% 60+ days delinquent ($) $1,235.4 $1,192.4 $1,365.8 3.6% (9.5%) 60+ days delinquent (%) 0.9% 0.8% 1.0% N/A N/A Servicing rights, net to UPB 1.4% 1.4% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 14 ($MM) 3Q ‘23 2Q ’23 3Q ’22 Adjusted Revenue Total Net Revenue $265.7 $271.8 $274.2 Change in FV of Servicing Rights, Net of Hedge 0.7 3.9 (24.5) Adjusted Total Revenue $266.4 $275.7 $249.7 Adjusted (LBITDA) EBITDA Net (Loss) Income ($34.3) ($49.8) ($137.5) Interest Expense - Non-Funding Debt 42.5 43.0 36.1 Income Tax (Benefit) Expense (5.2) (8.6) (23.4) Depreciation and Amortization 10.6 10.7 10.2 Change in FV of Servicing Rights, Net of Hedge 0.7 3.9 (24.5) Stock-Based Compensation Expense 3.9 5.8 4.8 Goodwill Impairment 0.0 0.0 0.0 Loss on Disposal of Fixed Assets & Other Impairments 0.2 1.4 20.2 Adjusted (LBITDA) EBITDA $18.5 $6.5 ($114.1)

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 15 ($MM) 3Q ’23 2Q ‘23 3Q ’22 Adjusted Net (Loss) Income Net (Loss) Income ($34.3) ($49.8) ($137.5) Adjustments to Income Taxes 4.8 6.9 20.1 Tax-Effected Net (Loss) Income (29.4) (42.8) ($117.4) Change in FV of Servicing Rights, Net of Hedge 0.7 3.9 (24.5) Stock-Based Compensation Expense 3.9 5.8 4.8 Loss on Disposal of Fixed Assets 0.1 0.8 11.0 Gain on Extinguishment of Debt (1.7) (0.0) 0.0 Goodwill & Other Impairment 0.1 0.7 9.1 Tax Effect of Adjustments (0.7) (2.5) 0.1 Adjusted Net (Loss) Income ($26.9) ($34.3) ($116.9)

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 16 ($MM) 3Q ’23 2Q ’23 1Q ‘23 4Q ‘22 3Q ’22 2Q ’22 1Q ’22 4Q’21 Tangible Net Worth Total Equity $768.9 $797.3 $841.2 $921.5 $1,078.5 $1,213.9 $1,511.2 $1,629.4 Less: Goodwill 0.0 0.0 0.0 0.0 0.0 0.0 (40.7) (40.7) Less: Intangibles 0.0 0.0 0.0 0.0 0.0 0.0 (1.5) (1.6) Tangible Net Worth $768.9 $797.3 $841.2 $921.5 $1,078.5 $1,213.9 $1,469.0 $1,587.0 Non-Funding Debt Total Debt, net $2,206.1 $2,239.8 $2,303.7 $2,289.3 $2,283.7 $2,427.1 $1,947.6 $1,628.2 Less: Securitization Debt, net 0.0 0.0 0.0 0.0 0.0 0.0 (421.3) 0.0 Non-Funding Debt $2,206.1 $2,239.8 $2,303.7 $2,289.3 $2,283.7 $2,427.1 $1,526.3 $1,628.2